Exhibit 10.13

AMENDMENT NUMBER ONE

TO FINANCING AGREEMENT

This AMENDMENT NUMBER ONE TO FINANCING AGREEMENT (this “Amendment”), dated as of December 3, 2003, is entered into by and among REDBACK NETWORKS, INC., a Delaware corporation (the ”Borrower”), each of the lenders that is a signatory to this Amendment (individually, a “Lender” and collectively, the ”Lenders”), ABLECO FINANCE LLC, a Delaware limited liability company, as collateral agent for the Lenders (the ”Collateral Agent”), and WELLS FARGO FOOTHILL, INC., a California corporation, as administrative agent for the Lenders (the ”Administrative Agent”).

W   I   T   N   E   S   S   E   T   H

WHEREAS, the Borrower, certain subsidiaries of the Borrower as guarantors (the “Guarantors”), the Administrative Agent, the Collateral Agent, and the Lenders are parties to that certain Financing Agreement, dated as of November 12, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”); and

WHEREAS, subject to the satisfaction of the conditions set forth herein, the Borrower, the Administrative Agent, the Collateral Agent, and the Lenders are willing to amend the Financing Agreement on the terms set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	DEFINITIONS

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Financing Agreement, as amended hereby.

2.	AMENDMENT TO FINANCING AGREEMENT

(a) Section 1.01 of the Financing Agreement hereby is amended by amending and restating the definition of the term “Permitted Dispositions” in its entirety so that such definition reads as follows:

“Permitted Dispositions” means (a) sales or other dispositions of Inventory to buyers in the ordinary course of business, (b) sales or other dispositions of obsolete, damaged or worn-out equipment in the ordinary course of business, (c) sales or other dispositions of other property or assets for cash in an aggregate amount not less than the fair market value of such property or assets, provided that the Net Cash Proceeds of such Dispositions in the case of clauses (b) and (c), do not exceed $100,000 in the aggregate in any twelve-month period, (d) the use or transfer of money or Cash Equivalents by the Borrower and its Subsidiaries in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents,

(e) the licensing by the Borrower and its Subsidiaries, on a non-exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business, (f) the granting of leases or subleases to other Persons not materially interfering with the conduct of business of any of the Loan Parties, (g) sales or other dispositions of furniture that do not exceed $200,000 in the aggregate, (h) rejection of leases and executory contracts in the Chapter 11 Case in accordance with the Bankruptcy Code, (i) a sale of office furniture and equipment from the Borrower’s premises located at 250 and 350 Holger Way, San Jose, California, the proceeds of which to Borrower, exclusive of sales tax, do not exceed $280,000, and (j) other sales or dispositions of assets if the proceeds therefrom are used to pay in full the Obligations (including the prepayment fee referenced in Section 2.05(b)) and in connection therewith the Commitments are terminated.

3.    GOVERNING LAW.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

4.    ENTIRE AMENDMENT; EFFECT OF AMENDMENT.    This Amendment, and the terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous agreements relating to the subject matter hereof. Except for the amendments to the Financing Agreement expressly set forth in Section 2 hereof, the Financing Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Financing Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

5.    COUNTERPARTS; TELECOPY EXECUTION.    This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telecopy shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telecopy also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

6.	MISCELLANEOUS.

(a) Upon the effectiveness of this Amendment, each reference in the Financing Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Financing Agreement shall mean and refer to the Financing Agreement as amended by this Amendment.

(b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the “Financing Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Financing Agreement shall mean and refer to the Financing Agreement as amended by this Amendment.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

BORROWER: REDBACK NETWORKS, INC., a Delaware corporation

By:
Name: Title:

ABLECO FINANCE LLC, a Delaware limited liability company, as Collateral Agent and a Lender

By:
Name: Title:

WELLS FARGO FOOTHILL, INC., a California corporation, as Administrative Agent and a Lender

By:
Name: Title:

Exhibit A

REAFFIRMATION AND CONSENT

All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Financing Agreement by and among REDBACK NETWORKS, INC., a Delaware corporation (the “Borrower”), certain subsidiaries of the Borrower as guarantors (the “Guarantors”), each of the lenders that is a signatory thereto (individually, “Lender” and, collectively, “Lenders”), ABLECO FINANCE LLC, a Delaware limited liability company, as the collateral agent for the Lenders (the “Collateral Agent”), and WELLS FARGO FOOTHILL, INC., a California corporation, as administrative agent for the Lenders (the “Administrative Agent”; and together with the Lenders and Collateral Agent, collectively, the “Lender Group”), dated as of November 12, 2003 (as amended, restated, supplemented or otherwise modified, the “Financing Agreement”), or in Amendment Number One to Financing Agreement, dated as of December 3, 2003 (the “Amendment”), among Borrower and the Lender Group. The undersigned each hereby (a) represent and warrant to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the transactions contemplated by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under any Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligation to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of New York.

[signature page follows]

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IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

REDBACK NETWORKS INTERNATIONAL INC., a Delaware corporation

By:
Name: Title:

MERLIN SYSTEMS, INC., a Delaware corporation

By:
Name: Title:

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